UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: August 31, 2018

Item 1.	Schedule of Investments.

Stone Harbor Emerging Markets Debt Fund	Statement of Investments

August 31, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 73.47%
Angola - 2.06%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	16,377,846	$18,097,520	(1)
	USD	9.50%	11/12/25	2,106,000	2,337,660	(2)
	USD	8.25%	05/09/28	3,691,000	3,681,772	(3)
					24,116,952

Argentina - 8.61%
Provincia del Chaco	USD	9.38%	08/18/24	1,886,000	1,454,633	(2)
Republic of Argentina:
	USD	6.25%	04/22/19	3,831,000	3,742,408
	USD	8.28%	12/31/33	2,046,975	1,658,050
	EUR	7.82%	12/31/33	65,122,661	63,647,523
	EUR	2.26%	12/31/38	34,760,000	22,140,796	(4)
	USD	6.88%	01/11/48	11,372,000	7,943,342
					100,586,752

Azerbaijan - 0.32%
State Oil Co. of the Azerbaijan Republic	USD	4.75%	03/13/23	3,784,000	3,731,970

Bahrain - 0.32%
Kingdom of Bahrain	USD	7.00%	10/12/28	4,022,000	3,765,597	(3)

Brazil - 1.58%
Brazil Minas SPE via State of Minas Gerais:
	USD	5.33%	02/15/28	12,049,000	11,476,673	(2)
	USD	5.33%	02/15/28	1,851,000	1,763,077	(3)
Republic of Brazil:
	USD	4.63%	01/13/28	1,000,000	888,500
	USD	8.25%	01/20/34	1,531,000	1,766,391
	USD	5.63%	02/21/47	3,110,000	2,607,735
					18,502,376

Cameroon - 1.03%
Republic of Cameroon:
	USD	9.50%	11/19/25	3,630,000	3,720,750	(2)
	USD	9.50%	11/19/25	8,057,000	8,258,425	(3)
					11,979,175

Colombia - 1.24%
Republic of Colombia:
	USD	4.50%	01/28/26	4,968,000	5,089,716
	USD	3.88%	04/25/27	700,000	681,975
	USD	5.63%	02/26/44	2,617,000	2,843,370
	USD	5.00%	06/15/45	5,824,000	5,838,560
					14,453,621

Costa Rica - 0.20%
Republic of Costa Rica:
	USD	4.25%	01/26/23	754,000	710,645	(2)
	USD	7.00%	04/04/44	1,675,000	1,587,062	(3)
					2,297,707

Dominican Republic - 2.02%
Dominican Republic:
	USD	7.50%	05/06/21	10,744,000	11,308,060	(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Dominican Republic (continued)
Dominican Republic: (continued)
	USD	6.60%	01/28/24	1,632,000	$1,729,920	(2)
	USD	5.88%	04/18/24	447,000	460,969	(3)
	USD	8.63%	04/20/27	2,534,000	2,895,095	(2)
	USD	6.00%	07/19/28	4,000,000	4,074,000	(3)
	USD	7.45%	04/30/44	2,915,000	3,145,285	(3)
					23,613,329

Ecuador - 5.14%
Republic of Ecuador:
	USD	8.75%	06/02/23	2,144,000	2,047,520	(2)
	USD	7.95%	06/20/24	1,497,000	1,358,528	(3)
	USD	9.65%	12/13/26	2,037,000	1,950,428	(3)
	USD	8.88%	10/23/27	14,157,000	12,918,263	(3)
	USD	8.88%	10/23/27	9,999,000	9,124,087	(2)
	USD	7.88%	01/23/28	9,170,000	7,874,737	(2)
	USD	7.88%	01/23/28	28,862,000	24,785,242	(3)
					60,058,805

Egypt - 5.46%
Republic of Egypt:
	USD	6.13%	01/31/22	6,417,000	6,400,637	(3)
	USD	5.58%	02/21/23	2,455,000	2,375,090	(3)
	USD	5.88%	06/11/25	2,066,000	1,944,622	(3)
	EUR	4.75%	04/16/26	1,370,000	1,488,851	(3)
	USD	7.50%	01/31/27	2,217,000	2,217,000	(2)
	USD	7.50%	01/31/27	1,990,000	1,990,000	(3)
	USD	6.59%	02/21/28	15,901,000	14,907,187	(3)
	EUR	5.63%	04/16/30	16,652,000	17,782,514	(3)
	USD	6.88%	04/30/40	2,672,000	2,291,240	(3)
	USD	8.50%	01/31/47	10,063,000	9,874,319	(3)
	USD	8.50%	01/31/47	675,000	662,344	(2)
	USD	7.90%	02/21/48	2,002,000	1,851,850	(2)
					63,785,654

El Salvador - 0.66%
Republic of El Salvador:
	USD	7.38%	12/01/19	190,000	195,401	(3)
	USD	8.63%	02/28/29	4,277,000	4,587,082	(2)
	USD	8.25%	04/10/32	867,000	900,596	(3)
	USD	7.63%	02/01/41	2,059,000	1,997,230	(2)
					7,680,309

Gabon - 1.16%
Republic of Gabon:
	USD	6.38%	12/12/24	8,284,014	7,569,518	(2)
	USD	6.38%	12/12/24	2,962,801	2,707,259	(3)
	USD	6.95%	06/16/25	3,513,000	3,231,960	(3)
					13,508,737

Georgia - 0.21%
Republic of Georgia	USD	6.88%	04/12/21	2,308,000	2,434,940	(3)

Ghana - 2.72%
Republic of Ghana:
	USD	7.63%	05/16/29	4,960,000	4,860,800	(2)
	USD	10.75%	10/14/30	20,007,000	24,408,540	(2)
	USD	10.75%	10/14/30	2,047,000	2,497,340	(3)
					31,766,680

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia - 1.43%
Republic of Indonesia:
	USD	8.50%	10/12/35	5,760,000	$8,064,000	(2)
	USD	6.63%	02/17/37	3,550,000	4,232,894	(2)
	USD	5.25%	01/17/42	1,380,000	1,436,235	(2)
	USD	6.75%	01/15/44	948,000	1,180,260	(2)
	USD	5.13%	01/15/45	1,770,000	1,819,781	(2)
					16,733,170

Iraq - 2.09%
Republic of Iraq:
	USD	6.75%	03/09/23	1,857,000	1,810,575	(3)
	USD	5.80%	01/15/28	24,619,000	22,603,319	(2)
					24,413,894

Ivory Coast - 3.72%
Ivory Coast Government:
	USD	5.38%	07/23/24	7,455,000	6,998,381	(3)
	EUR	5.13%	06/15/25	1,809,000	2,070,926	(2)
	EUR	5.13%	06/15/25	3,511,000	4,024,453	(3)
	USD	6.38%	03/03/28	3,376,000	3,135,460	(3)
	EUR	5.25%	03/22/30	10,711,000	11,469,258	(2)
	USD	6.13%	06/15/33	14,051,000	12,180,461	(3)
	USD	6.13%	06/15/33	3,594,000	3,115,549	(2)
	EUR	6.63%	03/22/48	408,000	430,963	(2)
					43,425,451

Jordan - 0.55%
Kingdom of Jordan:
	USD	5.75%	01/31/27	2,750,000	2,571,250	(2)
	USD	5.75%	01/31/27	1,412,000	1,320,220	(3)
	USD	7.38%	10/10/47	1,262,000	1,170,505	(2)
	USD	7.38%	10/10/47	1,485,000	1,377,338	(3)
					6,439,313

Kenya - 0.76%
Republic of Kenya:
	USD	6.88%	06/24/24	8,441,000	8,335,488	(3)
	USD	7.25%	02/28/28	619,000	594,240	(3)
					8,929,728

Lebanon - 2.91%
Lebanese Republic:
	USD	5.15%	11/12/18	2,622,000	2,628,555
	USD	6.10%	10/04/22	7,175,000	6,269,156
	USD	6.40%	05/26/23	2,406,000	2,060,138
	USD	6.65%	04/22/24	5,873,000	5,021,415
	USD	6.60%	11/27/26	3,729,000	2,950,571
	USD	6.85%	03/23/27	3,954,000	3,170,614
	USD	6.75%	11/29/27	2,250,000	1,777,500
	USD	6.65%	11/03/28	9,676,000	7,474,710
	USD	6.65%	02/26/30	3,463,000	2,627,551
					33,980,210

Malaysia - 1.46%
1MDB Global Investments, Ltd.	USD	4.40%	03/09/23	18,200,000	17,020,595	(2)

Nigeria - 3.60%
Republic of Nigeria:
	USD	6.50%	11/28/27	19,399,000	18,041,070	(3)
	USD	6.50%	11/28/27	1,089,000	1,012,770	(2)
	USD	7.14%	02/23/30	5,753,000	5,443,776	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria (continued)
Republic of Nigeria: (continued)
	USD	7.88%	02/16/32	3,765,000	$3,680,288	(3)
	USD	7.70%	02/23/38	7,907,000	7,363,394	(2)
	USD	7.63%	11/28/47	3,589,000	3,265,990	(3)
	USD	7.63%	11/28/47	3,560,000	3,239,600	(2)
					42,046,888

Oman - 4.25%
Oman Government:
	USD	4.13%	01/17/23	3,019,000	2,883,145	(3)
	USD	4.75%	06/15/26	1,033,000	955,525	(3)
	USD	5.38%	03/08/27	9,017,000	8,611,235	(3)
	USD	5.38%	03/08/27	5,035,000	4,808,425	(2)
	USD	5.63%	01/17/28	16,741,000	16,050,434	(3)
	USD	6.50%	03/08/47	14,872,000	13,645,060	(3)
	USD	6.75%	01/17/48	2,903,000	2,728,820	(3)
					49,682,644

Panama - 0.62%
Republic of Panama:
	USD	9.38%	04/01/29	3,372,000	4,801,728
	USD	8.13%	04/28/34	1,779,000	2,421,664
					7,223,392

Paraguay - 0.52%
Republic of Paraguay:
	USD	4.70%	03/27/27	1,794,000	1,807,455	(2)
	USD	6.10%	08/11/44	3,863,000	4,234,814	(3)
					6,042,269

Peru - 0.16%
Republic of Peru	USD	6.55%	03/14/37	1,482,000	1,896,960

Russia - 0.50%
Russian Federation:
	USD	5.00%	04/29/20	66,000	67,279	(3)
	USD	4.25%	06/23/27	1,600,000	1,530,000	(2)
	USD	5.25%	06/23/47	4,400,000	4,193,200	(2)
					5,790,479

Senegal - 0.85%
Republic of Senegal:
	USD	6.25%	05/23/33	5,206,000	4,685,400	(3)
	USD	6.75%	03/13/48	6,175,000	5,302,781	(3)
					9,988,181

South Africa - 1.82%
Republic of South Africa:
	USD	5.50%	03/09/20	3,400,000	3,468,000
	USD	5.88%	09/16/25	3,015,000	3,060,225
	ZAR	10.50%	12/21/26	141,810,000	10,491,682
	USD	4.30%	10/12/28	4,757,000	4,186,160
					21,206,067

Sri Lanka - 1.44%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	340,000	345,950	(2)
	USD	6.25%	07/27/21	3,475,000	3,535,813	(2)
	USD	5.88%	07/25/22	6,616,000	6,582,920	(3)
	USD	5.75%	04/18/23	4,196,000	4,096,345	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Sri Lanka (continued)
Republic of Sri Lanka: (continued)
	USD	6.75%	04/18/28	2,399,000	$2,316,534	(3)
					16,877,562

Turkey - 4.20%
Republic of Turkey:
	USD	6.25%	09/26/22	9,510,000	8,630,325
	USD	3.25%	03/23/23	1,865,000	1,497,828
	USD	5.75%	03/22/24	3,248,000	2,809,520
	USD	6.00%	03/25/27	20,747,000	17,168,143
	USD	6.13%	10/24/28	6,118,000	4,970,875
	USD	8.00%	02/14/34	3,185,000	2,898,350
	USD	6.88%	03/17/36	3,493,000	2,794,400
	USD	6.75%	05/30/40	1,206,000	949,725
	USD	6.63%	02/17/45	1,090,000	837,937
	USD	5.75%	05/11/47	9,308,000	6,538,870
					49,095,973

Ukraine - 5.98%
Ukraine Government:
	USD	7.75%	09/01/25	2,278,000	2,147,015	(2)
	USD	7.75%	09/01/25	7,869,000	7,416,533	(3)
	USD	7.75%	09/01/26	2,244,000	2,072,895	(2)
	USD	7.75%	09/01/26	7,515,000	6,941,981	(3)
	USD	7.75%	09/01/27	5,363,000	4,900,441	(3)
	USD	7.75%	09/01/27	10,347,000	9,454,571	(2)
	USD	7.38%	09/25/32	20,500,000	17,450,625	(3)
	USD	7.38%	09/25/32	9,510,000	8,095,387	(2)
	USD	0.00%	05/31/40	20,907,000	11,342,048	(1)
					69,821,496

Uruguay - 1.64%
Republic of Uruguay	USD	4.38%	10/27/27	18,747,576	19,192,831

Venezuela - 0.83%
Republic of Venezuela:
	USD	7.75%	10/13/19	33,074,500	8,433,998	(5)
	USD	9.25%	05/07/28	1,927,000	475,692	(5)
	USD	9.38%	01/13/34	2,897,000	787,748	(5)
					9,697,438

Zambia - 1.41%
Republic of Zambia:
	USD	5.38%	09/20/22	3,998,000	2,823,587	(2)
	USD	5.38%	09/20/22	927,000	654,694	(3)
	USD	8.50%	04/14/24	10,288,000	7,542,390	(3)
	USD	8.97%	07/30/27	7,464,000	5,458,050	(2)
					16,478,721

TOTAL SOVEREIGN DEBT OBLIGATIONS					858,265,866
(Cost $932,878,168)

CORPORATE BONDS - 18.80%
Argentina - 0.17%
Pampa Energia SA	USD	7.50%	01/24/27	984,000	787,200	(3)
Rio Energy SA	USD	6.88%	02/01/25	1,626,000	1,217,468	(3)
					2,004,668

Brazil - 3.95%
Adecoagro SA	USD	6.00%	09/21/27	3,751,000	3,122,520	(3)
Cosan Luxembourg SA	USD	7.00%	01/20/27	833,000	817,714	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Brazil (continued)
ESAL GmbH	USD	6.25%	02/05/23	3,032,000	$2,944,830	(3)
Gol Finance, Inc.	USD	7.00%	01/31/25	2,653,000	2,225,204	(3)
JSL Europe SA	USD	7.75%	07/26/24	1,909,000	1,706,169	(3)
Marb Bondco PLC	USD	6.88%	01/19/25	416,000	386,048	(3)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	274,000	278,795	(3)
Minerva Luxembourg SA	USD	6.50%	09/20/26	3,799,000	3,403,904	(3)
Petrobras Global Finance BV:
	USD	8.75%	05/23/26	12,671,000	13,573,175
	USD	6.00%	01/27/28	3,962,000	3,582,341	(3)
	USD	5.75%	02/01/29	9,026,000	7,889,627
Rumo Luxembourg Sarl	USD	5.88%	01/18/25	2,036,000	1,850,826	(3)
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	18,871,000	4,308,765	(3)
					46,089,918

Chile - 0.20%
Geopark, Ltd.	USD	6.50%	09/21/24	2,393,000	2,381,035	(3)

China - 0.51%
Industrial & Commercial Bank of China, Ltd.	USD	6.00%	Perpetual	5,844,000	5,928,738	(2)(6)

Colombia - 0.13%
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,595,000	1,540,172	(3)

Ecuador - 0.43%
EP PetroEcuador via Noble Sovereign Funding I, Ltd.	USD	3M US L + 5.63%	09/24/19	1,923,684	1,914,066	(1)
Petroamazonas EP:
	USD	4.63%	02/16/20	2,410,000	2,325,228	(3)
	USD	4.63%	11/06/20	891,000	824,175	(3)
					5,063,469

Ghana - 0.06%
Tullow Oil PLC	USD	6.25%	04/15/22	717,000	708,934	(3)

India - 0.27%
ABJA Investment Co., Pte, Ltd.	USD	5.45%	01/24/28	770,000	690,064
Vedanta Resources PLC	USD	6.13%	08/09/24	2,735,000	2,485,206	(3)
					3,175,270

Indonesia - 1.95%
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	431,000	433,424	(3)
Indo Energy Finance II BV	USD	6.38%	01/24/23	4,228,000	4,122,300	(2)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	1,990,015	(2)
	USD	5.63%	05/20/43	4,428,000	4,397,558	(2)
	USD	6.45%	05/30/44	7,649,000	8,394,777	(2)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	47	(7)(8)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.):
	USD	8.00% PIK	12/11/22	1,109,767	1,076,072	(9)
	USD	6.50% Cash + 1.00% PIK	12/11/22	2,365,058	2,391,665	(1)(9)
					22,805,858

Jamaica - 0.09%
Digicel Group, Ltd.	USD	7.13%	04/01/22	1,727,000	1,044,835	(3)

Kazakhstan - 0.63%
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	5,506,952	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Kazakhstan (continued)
Nostrum Oil & Gas Finance BV	USD	7.00%	02/16/25	2,076,000	$1,842,450	(3)
					7,349,402

Macau - 0.14%
Studio City Co., Ltd.	USD	8.50%	12/01/20	1,575,000	1,596,656	(2)

Mexico - 7.80%
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,321,000	2,260,074	(3)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	4,845,000	4,742,044	(1)(2)
	USD	3.80%	08/11/26	5,559,000	5,440,871	(1)(3)
Cometa Energia SA de CV	USD	6.38%	04/24/35	2,618,000	2,565,725	(3)
Petroleos Mexicanos:
	USD	4.50%	01/23/26	1,723,000	1,595,067
	USD	6.88%	08/04/26	9,884,000	10,267,005
	USD	6.50%	03/13/27	21,726,000	21,968,245
	USD	9.50%	09/15/27	1,062,000	1,235,903
	USD	5.35%	02/12/28	12,328,000	11,531,611	(3)
	USD	6.50%	06/02/41	1,183,000	1,086,171
	USD	6.38%	01/23/45	6,751,000	6,064,896
	USD	5.63%	01/23/46	5,375,000	4,428,463
	USD	6.75%	09/21/47	19,393,000	17,938,525
					91,124,600

Peru - 0.21%
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	3,181,804	2,386,353	(7)

Russia - 0.44%
Sberbank of Russia PJSC	USD	5.50%	02/26/24	5,165,000	5,139,175	(1)(3)

Thailand - 0.24%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	2,804,000	2,817,669	(3)(6)

Ukraine - 0.39%
Metinvest BV	USD	7.75%	04/23/23	2,809,000	2,661,527	(3)
Ukreximbank Via Biz Finance PLC	USD	9.63%	04/27/22	1,800,000	1,829,250
					4,490,777

Venezuela - 1.19%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	11,493,095	(2)(5)
	USD	9.75%	05/17/35	11,517,000	2,418,570	(2)(5)
					13,911,665

TOTAL CORPORATE BONDS					219,559,194
(Cost $240,966,875)

CREDIT LINKED NOTES - 0.49%
Iraq - 0.49%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.86%	01/01/28	280,955,808	1,834,014	(1)(8)
	JPY	2.59%	01/01/28	615,337,350	3,905,462	(1)(8)
					5,739,476

TOTAL CREDIT LINKED NOTES					5,739,476
(Cost $8,466,380)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 5.56%
Money Market Mutual Funds - 5.56%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.09%	N/A	64,985,799	$64,992,298

TOTAL SHORT TERM INVESTMENTS					64,992,298
(Cost $64,986,857)

Total Investments - 98.32%					1,148,556,834
(Cost $1,247,298,280)
Other Assets In Excess of Liabilities - 1.68%					19,622,010	(10)

Net Assets - 100.00%					$1,168,178,844

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar
ZAR	-	South African Rand

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
3M US L - 3 Month LIBOR as of August 31, 2018 was 2.32%
6M US L - 6 Month LIBOR as of August 31, 2018 was 2.54%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2018, the aggregate market value of those securities was $282,991,544, which represents approximately 24.23% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $404,186,147, which represents approximately 34.60% of net assets as of August 31, 2018.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2018.
(5)	Security is in default and therefore is non-income producing.
(6)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(7)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(8)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(9)	Payment-in-kind securities.
(10)	Includes cash which is being held as collateral for forward foreign currency contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	BRL	16,755,766	Sale	09/05/18	$4,113,763	$376,354
J.P. Morgan Chase & Co.	BRL	16,755,766	Purchase	09/05/18	4,113,763	66,476
J.P. Morgan Chase & Co.	EUR	117,009,025	Sale	09/10/18	135,868,898	1,233,516
J.P. Morgan Chase & Co.	EUR	4,417,000	Purchase	09/10/18	5,128,946	93,689
						$1,770,035

J.P. Morgan Chase & Co.	BRL	16,755,766	Sale	10/02/18	$4,101,171	$(64,707)
J.P. Morgan Chase & Co.	EUR	7,188,000	Purchase	09/10/18	8,346,584	(23,821)
J.P. Morgan Chase & Co.	EUR	3,808,322	Sale	09/10/18	4,422,159	(21,849)
J.P. Morgan Chase & Co.	JPY	651,926,800	Sale	09/10/18	5,869,462	(32,960)
						$(143,337)

**	The contracted amount is stated in the currency in which the contract is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - SELL PROTECTION (OVER THE COUNTER)(1)

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2018(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Lebanese Republic CDS SR 5Y(4)	Goldman Sachs & Co.	1.000%	USD	06/20/2023	6.576%	20,920,000	$(4,360,977)	$2,953,731	$(1,407,246)
							$(4,360,977)	$2,953,731	$(1,407,246)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Lebanese Republic Sovereign Debt Obligation, USD denominated 6.00% fixed coupon, 02/20/2019 maturity.

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments

August 31, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 84.39%
Automotive - 1.41%
Allison Transmission	USD	4.75%	10/01/27	670,000	$631,475	(1)
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	665,000	684,119	(1)
					1,315,594

Building Products - 3.63%
American Woodmark Corp.	USD	4.88%	03/15/26	495,000	477,675	(1)
Beacon Escrow Corp.	USD	4.88%	11/01/25	240,000	222,600	(1)
Griffon Corp.	USD	5.25%	03/01/22	815,000	807,095
Norbord, Inc.	USD	6.25%	04/15/23	505,000	528,356	(1)
Summit Materials LLC / Summit Materials Finance Corp.	USD	6.13%	07/15/23	535,000	545,031
TopBuild Corp.	USD	5.63%	05/01/26	380,000	377,150	(1)
US Concrete, Inc.	USD	6.38%	06/01/24	435,000	440,981
					3,398,888

Chemicals - 6.04%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	785,000	782,056	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	740,000	700,225
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	605,000	593,656	(1)
INEOS Group Holdings SA	USD	5.63%	08/01/24	673,000	665,981	(1)
OCI NV	USD	6.63%	04/15/23	810,000	841,387	(1)
Platform Specialty Products Corp.	USD	5.88%	12/01/25	745,000	740,344	(1)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	5.38%	09/01/25	740,000	727,975	(1)
Versum Materials, Inc.	USD	5.50%	09/30/24	585,000	599,625	(1)
					5,651,249

Consumer Products - 2.35%
ACCO Brands Corp.	USD	5.25%	12/15/24	600,000	598,500	(1)
Energizer Holdings, Inc.	USD	5.50%	06/15/25	720,000	720,000	(1)
Revlon Consumer Products Corp.	USD	6.25%	08/01/24	600,000	351,000
Spectrum Brands, Inc.	USD	5.75%	07/15/25	525,000	532,875
					2,202,375

Containers/Packaging - 2.61%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	USD	6.00%	02/15/25	750,000	735,000	(1)
Berry Global, Inc.:
	USD	5.13%	07/15/23	205,000	204,744
	USD	4.50%	02/15/26	410,000	385,400	(1)
Crown Americas LLC / Crown Americas Capital Corp. VI	USD	4.75%	02/01/26	390,000	375,375	(1)
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	280,000	270,900	(1)
Plastipak Holdings, Inc.	USD	6.25%	10/15/25	505,000	467,756	(1)
					2,439,175

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Diversified Manufacturing - 0.81%
SPX FLOW, Inc.	USD	5.63%	08/15/24	750,000	$755,625	(1)

Drillers/Services - 3.75%
Apergy Corp.	USD	6.38%	05/01/26	580,000	595,950	(1)
Ensco PLC	USD	7.75%	02/01/26	480,000	460,200
Nabors Industries, Inc.	USD	5.50%	01/15/23	750,000	751,433
Rowan Cos., Inc.	USD	7.38%	06/15/25	672,000	648,480
SESI LLC:
	USD	7.13%	12/15/21	540,000	548,775
	USD	7.75%	09/15/24	480,000	498,000
					3,502,838

Electric - 3.67%
Calpine Corp.	USD	5.75%	01/15/25	905,000	825,812
Covanta Holding Corp.	USD	5.88%	07/01/25	610,000	609,677
Dynegy, Inc.	USD	8.00%	01/15/25	535,000	591,175	(1)
NRG Energy, Inc.:
	USD	6.25%	07/15/22	230,000	238,050
	USD	5.75%	01/15/28	520,000	526,500	(1)
Vistra Energy Corp.	USD	8.13%	01/30/26	415,000	464,281	(1)
Vistra Operations Co. LLC	USD	5.50%	09/01/26	170,000	173,239	(1)
					3,428,734

Exploration & Production - 8.34%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	400,000	394,500
Antero Resources Corp.	USD	5.00%	03/01/25	370,000	374,625
Callon Petroleum Co.:
	USD	6.13%	10/01/24	470,000	482,925
	USD	6.38%	07/01/26	315,000	324,056	(1)
Diamondback Energy, Inc.:
	USD	4.75%	11/01/24	575,000	580,750
	USD	5.38%	05/31/25	190,000	194,987
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	10/01/25	710,000	708,225	(1)
Laredo Petroleum, Inc.	USD	5.63%	01/15/22	825,000	827,063
Oasis Petroleum, Inc.	USD	6.88%	03/15/22	628,000	640,560
QEP Resources, Inc.	USD	5.25%	05/01/23	655,000	641,900
Range Resources Corp.	USD	5.00%	03/15/23	650,000	639,145
SM Energy Co.:
	USD	6.13%	11/15/22	580,000	599,575
	USD	5.63%	06/01/25	395,000	393,025
Southwestern Energy Co.	USD	6.20%	01/23/25	550,000	552,750
Whiting Petroleum Corp.	USD	6.63%	01/15/26	425,000	443,594
					7,797,680

Food/Beverage/Tobacco - 4.10%
B&G Foods, Inc.:
	USD	4.63%	06/01/21	160,000	159,600
	USD	5.25%	04/01/25	760,000	740,050

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Food/Beverage/Tobacco (continued)
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	684,000	$578,835	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	515,000	505,653	(1)
Dean Foods Co.	USD	6.50%	03/15/23	420,000	401,100	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	185,000	176,212	(1)
	USD	5.75%	03/15/25	375,000	363,750	(1)
Post Holdings, Inc.:
	USD	5.50%	03/01/25	400,000	400,000	(1)
	USD	5.00%	08/15/26	210,000	202,125	(1)
Sigma Holdco BV	USD	7.88%	05/15/26	325,000	308,750	(1)
					3,836,075

Gaming - 2.67%
Boyd Gaming Corp.:
	USD	6.38%	04/01/26	430,000	441,287
	USD	6.00%	08/15/26	170,000	172,125
Golden Nugget, Inc.	USD	6.75%	10/15/24	825,000	840,469	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	525,000	555,188	(1)
Pinnacle Entertainment, Inc.	USD	5.63%	05/01/24	465,000	490,575
					2,499,644

Gas Pipelines - 0.93%
Targa Resources Partners LP / Targa Resources Partners Finance Corp.:
	USD	4.25%	11/15/23	510,000	495,975
	USD	5.88%	04/15/26	365,000	374,581	(1)
					870,556

Healthcare - 5.27%
CHS/Community Health Systems, Inc.	USD	6.25%	03/31/23	830,000	792,650
DaVita, Inc.	USD	5.00%	05/01/25	505,000	481,012
Encompass Health Corp.	USD	5.75%	11/01/24	520,000	528,450
HCA, Inc.:
	USD	5.38%	02/01/25	715,000	724,960
	USD	5.38%	09/01/26	450,000	453,375
Hologic, Inc.	USD	4.38%	10/15/25	270,000	261,225	(1)
Kinetic Concepts, Inc. / KCI USA, Inc.	USD	7.88%	02/15/21	405,000	419,175	(1)
Team Health Holdings, Inc.	USD	6.38%	02/01/25	555,000	484,238	(1)
Tenet Healthcare Corp.	USD	4.63%	07/15/24	795,000	780,714
					4,925,799

Industrial Other - 3.92%
AECOM	USD	5.13%	03/15/27	660,000	650,100
MasTec, Inc.	USD	4.88%	03/15/23	583,000	575,712
Mueller Water Products, Inc.	USD	5.50%	06/15/26	401,000	404,007	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	685,000	703,838
RBS Global, Inc. / Rexnord LLC	USD	4.88%	12/15/25	420,000	406,350	(1)
Waste Pro USA, Inc.	USD	5.50%	02/15/26	575,000	556,313	(1)
Wrangler Buyer Corp.	USD	6.00%	10/01/25	380,000	368,600	(1)
					3,664,920

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Leisure - 1.94%
Cinemark USA, Inc.	USD	4.88%	06/01/23	701,000	$695,742
Live Nation Entertainment, Inc.	USD	5.63%	03/15/26	615,000	619,613	(1)
Merlin Entertainments PLC	USD	5.75%	06/15/26	490,000	499,800	(1)
					1,815,155

Lodging - 0.22%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	USD	4.88%	04/01/27	205,000	202,181

Media Cable - 7.03%
Altice France SA/France	USD	7.38%	05/01/26	700,000	690,375	(1)
Cablevision Systems Corp.	USD	5.88%	09/15/22	989,000	1,008,780
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	525,000	502,032	(1)
	USD	5.50%	05/01/26	510,000	504,900	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	1,545,000	1,400,156
Quebecor Media, Inc.	USD	5.75%	01/15/23	451,000	469,040
Unitymedia GmbH	USD	6.13%	01/15/25	475,000	498,750	(1)
UPC Holding BV	USD	5.50%	01/15/28	240,000	224,100	(1)
UPCB Finance IV, Ltd.	USD	5.38%	01/15/25	430,000	425,743	(1)
Virgin Media Finance PLC	USD	6.00%	10/15/24	485,000	480,756	(1)
Ziggo BV	USD	5.50%	01/15/27	395,000	373,030	(1)
					6,577,662

Media Other - 4.67%
AMC Networks, Inc.	USD	4.75%	08/01/25	715,000	691,762
Block Communications, Inc.	USD	6.88%	02/15/25	605,000	620,276	(1)
EW Scripps Co.	USD	5.13%	05/15/25	400,000	383,000	(1)
Nexstar Broadcasting, Inc.	USD	5.63%	08/01/24	575,000	566,490	(1)
Sinclair Television Group, Inc.	USD	5.63%	08/01/24	555,000	548,063	(1)
Sirius XM Radio, Inc.	USD	5.00%	08/01/27	630,000	611,881	(1)
Tribune Media Co.	USD	5.88%	07/15/22	925,000	943,500
					4,364,972

Metals/Mining/Steel - 2.79%
AK Steel Corp.	USD	7.00%	03/15/27	625,000	595,312
Coeur Mining, Inc.	USD	5.88%	06/01/24	560,000	536,900
Commercial Metals Co.:
	USD	5.75%	04/15/26	355,000	343,463	(1)
	USD	5.38%	07/15/27	500,000	466,250
Freeport-McMoRan, Inc.	USD	4.55%	11/14/24	275,000	266,063
Kaiser Aluminum Corp.	USD	5.88%	05/15/24	390,000	400,725
					2,608,713

Paper/Forest Products - 2.94%
Boise Cascade Co.	USD	5.63%	09/01/24	745,000	761,763	(1)
Cascades, Inc.	USD	5.50%	07/15/22	832,000	836,160	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	525,000	522,375
Mercer International, Inc.	USD	5.50%	01/15/26	648,000	633,420	(1)
					2,753,718

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Pharmaceuticals - 3.32%
Bausch Health Cos., Inc.	USD	6.13%	04/15/25	530,000	$494,888	(1)
Charles River Laboratories International, Inc.	USD	5.50%	04/01/26	690,000	702,075	(1)
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	535,000	445,387	(1)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.63%	10/15/23	374,000	335,198	(1)
Valeant Pharmaceuticals International, Inc.:
	USD	6.50%	03/15/22	380,000	394,250	(1)
	USD	5.88%	05/15/23	760,000	729,410	(1)
					3,101,208

Retail Food/Drug - 1.17%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson's LLC, Series WI	USD	6.63%	06/15/24	715,000	693,550
Ingles Markets, Inc.	USD	5.75%	06/15/23	400,000	404,000
					1,097,550

Retail Non Food/Drug - 0.38%
JC Penney Corp., Inc.:
	USD	8.63%	03/15/25	180,000	134,100	(1)
	USD	7.40%	04/01/37	430,000	217,150
					351,250

Satellite - 0.88%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	525,000	504,000
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	345,000	315,572
					819,572

Services Other - 2.30%
Matthews International Corp.	USD	5.25%	12/01/25	600,000	579,000	(1)
Travelport Corporate Finance PLC	USD	6.00%	03/15/26	550,000	561,000	(1)
Weight Watchers International, Inc.	USD	8.63%	12/01/25	500,000	542,500	(1)
West Corp.	USD	8.50%	10/15/25	510,000	466,650	(1)
					2,149,150

Technology - 2.66%
Entegris, Inc.	USD	4.63%	02/10/26	575,000	557,031	(1)
Nuance Communications, Inc.	USD	5.63%	12/15/26	615,000	615,769
Qorvo, Inc.	USD	5.50%	07/15/26	500,000	503,750	(1)
Seagate HDD Cayman	USD	4.88%	06/01/27	860,000	808,414
					2,484,964

Textile/Apparel - 0.74%
Levi Strauss & Co.	USD	5.00%	05/01/25	683,000	689,830

Wireless - 2.50%
Sprint Capital Corp.	USD	8.75%	03/15/32	1,265,000	1,400,987
T-Mobile USA, Inc.:
	USD	6.50%	01/15/26	445,000	471,562

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wireless (continued)
T-Mobile USA, Inc.: (continued)
	USD	5.38%	04/15/27	465,000	$468,581
					2,341,130

Wirelines - 1.35%
Frontier Communications Corp.	USD	9.00%	08/15/31	1,140,000	681,150
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	580,000	582,900	(1)
					1,264,050

TOTAL CORPORATE BONDS					78,910,257
(Cost $79,051,524)

BANK LOANS - 8.97%(2)
Automotive - 0.99%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	925,350	928,820

Chemicals - 0.45%
MacDermid, Inc. (Platform Specialty Products Corporation) - Tranche B-7 Term Loan	USD	1M US L + 2.50%	06/07/20	422,632	424,547

Construction Machinery - 0.45%
Gardner Denver, Inc. - Tranche B-1 Dollar Term Loan	USD	1M US L + 2.75%	07/30/24	415,388	417,498

Containers/Packaging - 0.58%
Flex Acquisition Company, Inc. (aka Novolex) - Initial Term Loan	USD	3M US L + 3.00%	12/29/23	545,818	544,710

Diversified Manufacturing - 0.79%
Blount International, Inc. - Refinancing Term Loan	USD	1M US L + 4.25%	04/12/23	729,919	736,078

Food/Beverage/Tobacco - 0.54%
Sigma US Corp., Term B Loan	USD	1M US L + 3.00%	03/07/25	500,000	499,766

Healthcare - 0.29%
Air Medical Group Holdings, Inc. - 2018 Term Loan	USD	1M US L + 3.25%	04/28/22	273,882	269,158

Industrial Other - 1.47%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/31/25	428,925	431,031
Gates Global LLC - Initial B-2 Dollar Term Loan	USD	3M US L + 2.75%	04/01/24	509,180	512,235
Welbilt, Inc. (Manitowoc Foodservice, Inc.) - Term B Loan	USD	1M US L + 2.75%	03/03/23	426,308	429,633
					1,372,899

Leisure - 0.69%
Crown Finance US, Inc. (Cineworld Group PLC) - Initial Dollar Tranche Term Loan	USD	1M US L + 2.50%	02/07/25	648,375	646,709

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Technology - 2.14%
Avaya, Inc., Tranche B Term Loan	USD	1M US L + 4.25%	12/15/24	866,436	$873,678
SS&C Technologies Holdings, Inc. - Term B-3 Loan	USD	1M US L + 2.25%	04/16/15	469,759	470,786
SS&C Technologies Holdings, Inc. - Term B-4 Loan	USD	1M US L + 2.25%	04/16/15	182,736	183,136
Vertiv Group Corp. (Cortes NP Acquisition Corp.) - Term B Loan	USD	3M US L + 4.00%	11/30/23	470,485	471,956
					1,999,556

Utility Non Electric/Gas - 0.58%
Lightstone Holdco LLC - Refinancing Term B Loan	USD	1M US L + 3.75%	01/30/24	520,326	518,537
Lightstone Holdco LLC - Refinancing Term C Loan	USD	1M US L + 3.75%	01/30/24	27,946	27,850
					546,387

TOTAL BANK LOANS					8,386,128
(Cost $8,363,011)

COMMON/PREFERRED STOCKS - 0.81%
Euronav NV	USD			31	270
Quiksilver, Inc.	USD			10,219	306,570	(3)(4)
Vistra Energy Corp.	USD			19,289	454,063	(3)

TOTAL COMMON/PREFERRED STOCKS					760,903
(Cost $492,293)

WARRANTS - 0.00%(5)
Exploration & Production - 0.00%(5)
Halcon Resources Corp.
expires 09/09/2020, strike price $0.010	USD			7,843	1,255

Midstates Petroleum Co., Inc.
expires 04/21/2020, strike price $0.010	USD			3,315	33	(3)(4)

TOTAL WARRANTS					1,288
(Cost $111)

SHORT TERM INVESTMENTS - 4.40%
Money Market Mutual Funds - 4.40%
State Street Institutional Liquid Reserves Fund –Institutional Class (7-Day Yield)	USD	2.09%	N/A	4,116,837	4,117,249

TOTAL SHORT TERM INVESTMENTS					4,117,249
(Cost $4,116,922)

Total Investments - 98.57%					92,175,825
(Cost $92,023,861)
Other Assets in Excess of Liabilities - 1.43%					1,336,333

Net Assets - 100.00%					$93,512,158

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of August 31, 2018 was 2.11%

3M US L - 3 Month LIBOR as of August 31, 2018 was 2.32%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $40,322,706, which represents approximately 43.12% of net assets as of August 31, 2018.

(2)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(3)	Non-income producing security.

(4)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(5)	Amount represents less than 0.005% of net assets.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments

August 31, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 73.00%
Argentina - 0.85%
Republic of Argentina:
	EUR	7.82%	12/31/33	7,901,587	$7,750,695
	EUR	2.26%	12/31/38	990,000	630,592	(1)
					8,381,287

Brazil - 10.85%
Nota Do Tesouro Nacional:
	BRL	0.00%	07/01/20	84,267,000	17,620,536	(2)
	BRL	10.00%	01/01/21	181,331,000	44,749,249
	BRL	10.00%	01/01/23	52,710,000	12,424,246
	BRL	10.00%	01/01/25	84,320,000	19,115,272
	BRL	10.00%	01/01/27	58,440,000	12,835,081
					106,744,384

Chile - 0.29%
Republic of Chile	CLP	4.50%	02/28/21	1,930,000,000	2,886,264

Colombia - 5.88%
Bogota Distrio Capital	COP	9.75%	07/26/28	31,352,000,000	11,189,494	(3)
Republic of Colombia:
	COP	7.75%	04/14/21	23,155,000,000	7,971,142
	COP	10.00%	07/24/24	24,871,000,000	9,638,997
	COP	7.50%	08/26/26	46,320,300,000	15,977,512
	COP	9.85%	06/28/27	31,977,000,000	13,068,233
					57,845,378

Czech Republic - 2.09%
Czech Republic Government:
	CZK	3.85%	09/29/21	28,870,000	1,400,463
	CZK	2.40%	09/17/25	13,500,000	626,918
	CZK	1.00%	06/26/26	86,720,000	3,615,248
	CZK	0.25%	02/10/27	161,370,000	6,298,685
	CZK	2.75%	07/23/29	73,300,000	3,453,447
	CZK	0.95%	05/15/30	105,420,000	4,159,924
	CZK	4.20%	12/04/36	18,000,000	995,961
					20,550,646

Indonesia - 11.17%
Republic of Indonesia:
	IDR	7.00%	05/15/22	224,070,000,000	14,854,335
	IDR	5.63%	05/15/23	29,400,000,000	1,821,283
	IDR	8.38%	03/15/24	73,285,000,000	5,031,192
	IDR	11.00%	09/15/25	86,142,000,000	6,748,989
	IDR	8.38%	09/15/26	76,866,000,000	5,267,904
	IDR	7.00%	05/15/27	63,000,000,000	3,954,073
	IDR	6.13%	05/15/28	217,010,000,000	12,728,896
	IDR	9.00%	03/15/29	138,792,000,000	9,987,748
	IDR	8.75%	05/15/31	11,100,000,000	779,710
	IDR	8.25%	06/15/32	302,000,000,000	20,205,092
	IDR	7.50%	08/15/32	29,300,000,000	1,849,898
	IDR	6.63%	05/15/33	151,142,000,000	8,829,905
	IDR	8.38%	03/15/34	141,460,000,000	9,553,832
	IDR	8.25%	05/15/36	2,900,000,000	191,709

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia (continued)
Republic of Indonesia: (continued)
	IDR	7.50%	05/15/38	132,550,000,000	$8,064,988
					109,869,554

Mexico - 4.76%
Mexican Bonos:
	MXN	7.50%	06/03/27	223,830,000	11,415,772
	MXN	7.75%	05/29/31	191,405,000	9,856,663
	MXN	7.75%	11/23/34	121,616,000	6,233,865
	MXN	10.00%	11/20/36	47,726,000	2,980,548
	MXN	7.75%	11/13/42	114,450,000	5,825,788
United Mexican States	USD	3.75%	01/11/28	11,090,000	10,560,452
					46,873,088

Peru - 0.85%
Republic of Peru:
	PEN	6.35%	08/12/28	6,300,000	2,042,028	(4)
	PEN	6.95%	08/12/31	18,987,000	6,364,385	(4)
					8,406,413

Poland - 4.72%
Republic of Poland:
	PLN	2.50%	01/25/23	9,787,000	2,654,084
	PLN	2.50%	07/25/27	7,220,000	1,850,628
	PLN	2.75%	04/25/28	161,150,000	41,923,259
					46,427,971

Romania - 1.56%
Romania Government:
	RON	3.25%	04/29/24	5,540,000	1,304,961
	RON	4.75%	02/24/25	9,155,000	2,332,904
	RON	5.80%	07/26/27	43,660,000	11,705,474
					15,343,339

Russia - 11.02%
Russian Federation:
	RUB	6.80%	12/11/19	803,740,000	11,830,958
	RUB	6.40%	05/27/20	729,137,000	10,581,568
	RUB	7.60%	04/14/21	713,800,000	10,525,559
	RUB	7.50%	08/18/21	111,490,000	1,634,099
	RUB	7.40%	12/07/22	550,335,000	7,933,712
	RUB	7.00%	08/16/23	270,143,000	3,798,362
	RUB	7.75%	09/16/26	1,306,560,000	18,506,474
	RUB	8.15%	02/03/27	899,971,000	13,054,121
	RUB	7.05%	01/19/28	551,573,000	7,399,935
	RUB	8.50%	09/17/31	1,176,492,000	17,387,547
	RUB	7.70%	03/23/33	415,400,000	5,723,819
					108,376,154

South Africa - 10.61%
Republic of South Africa:
	ZAR	7.75%	02/28/23	284,660,000	18,890,411
	ZAR	10.50%	12/21/26	227,720,000	16,847,654
	ZAR	7.00%	02/28/31	333,750,000	18,667,152
	ZAR	6.25%	03/31/36	528,230,000	25,704,531
	ZAR	6.50%	02/28/41	165,140,000	7,901,006
	ZAR	8.75%	02/28/48	267,804,410	16,354,913
					104,365,667

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Thailand - 2.24%
Thailand Government:
	THB	2.55%	06/26/20	39,700,000	$1,227,530
	THB	1.20%	07/14/21	251,272,225	7,665,607
	THB	3.85%	12/12/25	145,750,000	4,842,235
	THB	3.58%	12/17/27	163,330,000	5,334,449
	THB	4.68%	06/29/44	78,759,000	2,949,289
					22,019,110

Turkey - 4.84%
Republic of Turkey:
	TRY	8.50%	07/10/19	49,520,000	6,764,863
	TRY	7.40%	02/05/20	60,310,000	7,242,307
	TRY	9.40%	07/08/20	14,910,000	1,725,747
	TRY	10.70%	02/17/21	10,930,000	1,200,158
	TRY	9.20%	09/22/21	3,613,225	370,061
	TRY	9.50%	01/12/22	13,191,710	1,295,826
	TRY	11.00%	03/02/22	12,230,000	1,208,807
	TRY	10.70%	08/17/22	20,300,000	1,944,610
	TRY	8.50%	09/14/22	36,053,420	3,157,186
	TRY	12.20%	01/18/23	59,180,000	5,925,931
	TRY	7.10%	03/08/23	27,463,000	2,229,262
	TRY	10.40%	03/20/24	16,856,600	1,522,336
	TRY	9.00%	07/24/24	24,634,850	2,408,634
	TRY	10.60%	02/11/26	25,301,100	2,204,049
	TRY	11.00%	02/24/27	48,169,000	4,236,447
	TRY	10.50%	08/11/27	48,340,000	4,141,094
					47,577,318

Ukraine - 0.54%
Ukraine Government	USD	0.00%	05/31/40	9,794,000	5,313,245	(5)

Uruguay - 0.73%
Oriental Republic of Uruguay:
	UYU	9.88%	06/20/22	83,838,000	2,574,137	(4)
	UYU	9.88%	06/20/22	65,880,000	2,022,760	(3)
	UYU	8.50%	03/15/28	98,390,000	2,570,002	(4)
					7,166,899

TOTAL SOVEREIGN DEBT OBLIGATIONS					718,146,717
(Cost $899,399,854)

CORPORATE BONDS - 7.36%
Brazil - 0.46%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	20,035,000	4,574,538	(4)

Kazakhstan - 0.18%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	654,250,000	1,737,011	(4)

Mexico - 6.72%
America Movil SAB de CV	MXN	6.00%	06/09/19	371,230,000	19,050,543
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	524,254,300	23,920,309	(3)
	MXN	7.47%	11/12/26	520,590,000	23,141,006
					66,111,858

TOTAL CORPORATE BONDS					72,423,407
(Cost $83,273,423)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 5.68%
Money Market Mutual Funds - 5.68%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.09%	N/A	55,818,705	$55,824,287

TOTAL SHORT TERM INVESTMENTS					55,824,287
(Cost $55,820,059)

Total Investments - 86.04%					846,394,411
(Cost $1,038,493,336)
Other Assets In Excess of Liabilities - 13.96%					137,328,011	(6)

Net Assets - 100.00%					$983,722,422

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
ARS	-	Argentine Peso
BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstani Tenge
MXN	-	Mexican Peso
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguyan Peso
ZAR	-	South African Rand

(1)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2018.

(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2018, the aggregate market value of those securities was $37,132,563, which represents approximately 3.77% of net assets.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $19,862,101, which represents approximately 2.02% of net assets as of August 31, 2018.

(5)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(6)	Includes cash which is being held as collateral for forward foreign currency contracts and interest rate swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	BRL	6,597,818	Purchase	09/05/18	$1,619,852	$30,399
Citigroup Global Markets	BRL	6,597,818	Sale	09/05/18	1,619,852	147,531
Citigroup Global Markets	MXN	156,379,807	Sale	10/05/18	8,145,736	100,883
Citigroup Global Markets	PEN	24,632,714	Sale	09/07/18	7,463,706	58,423
Citigroup Global Markets	PLN	29,428,582	Purchase	09/27/18	7,942,335	130,284
Citigroup Global Markets	THB	250,326,330	Purchase	09/07/18	7,648,636	92,585
Goldman Sachs & Co.	IDR	91,438,472,920	Sale	09/20/18	6,196,420	84,558
Goldman Sachs & Co.	MXN	155,094,938	Sale	10/05/18	8,078,808	98,825
Goldman Sachs & Co.	PLN	51,930,873	Purchase	09/27/18	14,015,368	229,813
Goldman Sachs & Co.	RON	5,815,729	Purchase	09/27/18	1,454,118	25,438
J.P. Morgan Chase & Co.	BRL	12,289,519	Purchase	09/05/18	3,017,240	48,757
J.P. Morgan Chase & Co.	BRL	12,289,519	Sale	09/05/18	3,017,240	276,037
J.P. Morgan Chase & Co.	COP	57,721,856,350	Purchase	09/07/18	18,946,911	1,338
J.P. Morgan Chase & Co.	IDR	108,175,655,000	Sale	09/20/18	7,330,631	92,897
J.P. Morgan Chase & Co.	MXN	182,432,515	Sale	10/05/18	9,502,807	114,342
J.P. Morgan Chase & Co.	PEN	2,499,884	Sale	09/07/18	757,464	6,092
J.P. Morgan Chase & Co.	RON	11,110,764	Purchase	09/27/18	2,778,047	49,872
						$1,588,074
Citigroup Global Markets	ARS	110,775,000	Purchase	09/12/18	$2,978,194	$(840,377)
Citigroup Global Markets	ARS	149,930,000	Purchase	09/21/18	3,989,397	(1,112,601)
Citigroup Global Markets	ARS	149,939,825	Purchase	10/23/18	3,841,866	(771,078)
Citigroup Global Markets	BRL	6,597,818	Sale	10/02/18	1,614,894	(29,565)
Citigroup Global Markets	CZK	139,713,285	Purchase	09/14/18	6,291,851	(95,991)
Citigroup Global Markets	THB	250,326,330	Sale	09/07/18	7,648,636	(156,421)
Citigroup Global Markets	TRY	37,793,745	Sale	09/21/18	5,700,933	(324,714)
Goldman Sachs & Co.	CLP	18,243,870,370	Purchase	10/05/18	26,798,679	(764,202)
Goldman Sachs & Co.	CZK	260,172,568	Purchase	09/14/18	11,716,617	(159,792)
Goldman Sachs & Co.	MXN	692,419,708	Purchase	09/07/18	36,230,737	(67,023)
Goldman Sachs & Co.	RUB	360,927,000	Sale	09/24/18	5,336,870	(7,764)
Goldman Sachs & Co.	ZAR	144,492,888	Purchase	09/14/18	9,820,608	(956,090)
HSBC	PLN	117,121,462	Purchase	09/07/18	31,598,333	(144,336)
HSBC	RUB	204,253,000	Sale	09/24/18	3,020,200	(3,837)
J.P. Morgan Chase & Co.	ARS	167,084,082	Purchase	09/21/18	4,445,840	(1,214,268)
J.P. Morgan Chase & Co.	ARS	360,086,619	Purchase	10/12/18	9,348,592	(2,916,181)
J.P. Morgan Chase & Co.	ARS	198,585,668	Purchase	10/23/18	5,088,305	(1,048,972)
J.P. Morgan Chase & Co.	BRL	12,289,519	Sale	10/02/18	3,008,004	(47,459)
J.P. Morgan Chase & Co.	CLP	4,469,073,630	Purchase	10/05/18	6,564,685	(176,507)
J.P. Morgan Chase & Co.	CZK	206,863,037	Purchase	09/14/18	9,315,874	(140,722)
J.P. Morgan Chase & Co.	IDR	69,500,000,000	Purchase	09/20/18	4,709,737	(102,852)
J.P. Morgan Chase & Co.	PLN	116,400,673	Purchase	09/07/18	31,403,870	(151,460)
J.P. Morgan Chase & Co.	RUB	589,032,866	Sale	09/24/18	8,709,771	(61,785)
J.P. Morgan Chase & Co.	TRY	42,269,933	Sale	09/21/18	6,376,136	(19,506)
						$(11,313,503)

**	The contracted amount is stated in the currency in which the contract is denominated.

CROSS CURRENCY SWAP CONTRACTS (OVER THE COUNTER)

Fund Receives			Fund Pays
Notional Amount	Notional Currency	Fixed Rate	Notional Amount	Notional Currency	Fixed Rate	Expiration Date	Counterparty	Value	Unrealized Appreciation/ (Depreciation)
218,593,900	MXN	8.670%	11,090,507	USD	3.750%	1/11/2028	Goldman Sachs & Co.	$104,934	$104,934

Cross currency swaps pay semi-annually.

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount***	Currency	Fixed Rate	Value	Unrealized Appreciation/ (Depreciation)
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	79,845,000	ZAR	7.315%	$(144,932)	$(144,932)
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	4,851,000	ZAR	7.285%	(9,189)	(9,189)
							$(154,121)	$(154,121)

*	Interest rate swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments

August 31, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 1.11%
Argentina - 1.11%
Provincia de Buenos Aires	USD	7.88%	06/15/27	200,000	$146,500	(1)

TOTAL SOVEREIGN DEBT OBLIGATIONS					146,500
(Cost $207,186)

CORPORATE BONDS - 89.52%
Argentina - 2.62%
Pampa Energia SA:
	USD	7.38%	07/21/23	94,000	81,897	(1)
	USD	7.50%	01/24/27	43,000	34,400	(1)
Rio Energy SA	USD	6.88%	02/01/25	101,000	75,624	(1)
YPF SA	USD	8.50%	07/28/25	174,000	155,730	(1)
					347,651

Brazil - 11.41%
Adecoagro SA	USD	6.00%	09/21/27	94,000	78,250	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	126,000	119,549	(1)(2)
BRF GmbH	USD	4.35%	09/29/26	184,000	154,514	(1)
Cosan Luxembourg SA	USD	7.00%	01/20/27	39,000	38,284	(1)
Cosan, Ltd.	USD	5.95%	09/20/24	64,000	60,774	(1)
ESAL GmbH	USD	6.25%	02/05/23	142,000	137,917	(1)
Gol Finance, Inc.	USD	7.00%	01/31/25	226,000	189,558	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	135,000	122,513	(1)(2)
JSL Europe SA	USD	7.75%	07/26/24	83,000	74,181	(1)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	17,000	17,298	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	166,000	148,736	(1)
Petrobras Global Finance BV:
	USD	6.25%	03/17/24	19,000	18,688
	USD	8.75%	05/23/26	96,000	102,835
	USD	7.25%	03/17/44	118,000	108,531
Rumo Luxembourg Sarl:
	USD	7.38%	02/09/24	75,000	75,255	(1)
	USD	5.88%	01/18/25	74,000	67,270	(1)
					1,514,153

Chile - 2.66%
Colbun SA	USD	4.50%	07/10/24	69,000	69,759	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	60,260	59,416	(1)
Empresa Nacional de Telecomunicaciones SA	USD	4.75%	08/01/26	11,000	10,608	(1)
Geopark, Ltd.	USD	6.50%	09/21/24	162,000	161,190	(1)
VTR Finance BV	USD	6.88%	01/15/24	50,000	51,312	(1)
					352,285

China - 7.02%
CNRC Capitale, Ltd.	USD	3.90%	Perpetual	200,000	191,750	(2)
Country Garden Holdings Co., Ltd.	USD	4.75%	07/25/22	200,000	188,573
ENN Energy Holdings, Ltd.	USD	3.25%	07/24/22	200,000	193,538
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	161,000	144,095	(3)
Industrial & Commercial Bank of China, Ltd.	USD	6.00%	Perpetual	211,000	214,060	(2)(3)
					932,016

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Colombia - 4.95%
Banco de Bogota SA	USD	6.25%	05/12/26	17,000	$17,723	(1)
Bancolombia SA	USD	4.88%	10/18/27	156,000	151,164
Ecopetrol SA:
	USD	5.88%	09/18/23	45,000	47,954
	USD	5.38%	06/26/26	58,000	60,030
	USD	7.38%	09/18/43	76,000	85,770
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	227,000	219,197	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	49,000	45,503	(1)
Oleoducto Central SA	USD	4.00%	05/07/21	30,000	29,877	(1)
					657,218

Ghana - 2.50%
Tullow Oil PLC:
	USD	6.25%	04/15/22	64,000	63,280	(3)
	USD	6.25%	04/15/22	272,000	268,940	(1)
					332,220

Guatemala - 0.32%
Energuate Trust	USD	5.88%	05/03/27	44,000	41,897	(1)

Hong Kong - 3.01%
CK Hutchison Capital Securities 17, Ltd.	USD	4.00%	Perpetual	414,000	399,769	(1)(2)

India - 5.72%
ABJA Investment Co., Pte, Ltd.	USD	5.45%	01/24/28	200,000	179,238
Greenko Dutch BV:
	USD	4.88%	07/24/22	185,000	175,519	(1)
	USD	5.25%	07/24/24	54,000	50,150	(1)
Vedanta Resources PLC:
	USD	6.00%	01/31/19	66,000	66,330	(1)
	USD	6.38%	07/30/22	95,000	91,342	(1)
	USD	7.13%	05/31/23	126,000	121,864	(1)
	USD	6.13%	08/09/24	82,000	74,511	(1)
					758,954

Indonesia - 6.41%
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	40,000	40,225	(1)
Indo Energy Finance II BV	USD	6.38%	01/24/23	308,000	300,300	(3)
Listrindo Capital BV	USD	4.95%	09/14/26	149,000	137,275	(1)
Minejesa Capital BV:
	USD	4.63%	08/10/30	155,000	143,485	(1)
	USD	5.63%	08/10/37	104,000	96,005	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.):
	USD	8.00% PIK	12/11/22	62,818	60,911	(4)
	USD	6.50% Cash + 1.00% PIK	12/11/22	71,960	72,769	(4)(5)
					850,970

Jamaica - 0.61%
Digicel Group, Ltd.:
	USD	8.25%	09/30/20	41,000	30,545	(1)
	USD	7.13%	04/01/22	59,000	35,695	(3)
	USD	7.13%	04/01/22	24,000	14,520	(1)
					80,760

Kazakhstan - 2.46%
KazTransGas JSC	USD	4.38%	09/26/27	62,000	59,132	(1)
Nostrum Oil & Gas Finance BV:
	USD	8.00%	07/25/22	166,000	159,568	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Kazakhstan (continued)
Nostrum Oil & Gas Finance BV: (continued)
	USD	7.00%	02/16/25	122,000	$108,275	(1)
					326,975

Macau - 3.75%
Melco Resorts Finance, Ltd.	USD	4.88%	06/06/25	168,000	160,206	(1)
Studio City Co., Ltd.:
	USD	8.50%	12/01/20	147,000	149,021	(3)
	USD	7.25%	11/30/21	51,000	52,947	(1)
Wynn Macau, Ltd.	USD	5.50%	10/01/27	141,000	134,655	(1)
					496,829

Malaysia - 2.96%
Axiata SPV2 Bhd	USD	4.36%	03/24/26	200,000	200,342
Gohl Capital, Ltd.	USD	4.25%	01/24/27	200,000	191,937
					392,279

Mexico - 6.83%
Alfa SAB de CV	USD	5.25%	03/25/24	16,000	16,330	(1)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	197,000	191,829	(1)
Cemex SAB de CV:
	USD	5.70%	01/11/25	66,000	66,558	(1)
	USD	7.75%	04/16/26	60,000	65,664	(1)
Cometa Energia SA de CV	USD	6.38%	04/24/35	150,000	147,005	(1)
Metalsa SA de CV	USD	4.90%	04/24/23	130,000	126,100	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	88,851	88,184	(1)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	117,000	114,806	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	75,000	89,437
					905,913

Morocco - 0.39%
OCP SA:
	USD	5.63%	04/25/24	21,000	21,683	(1)
	USD	4.50%	10/22/25	31,000	30,070	(1)
					51,753

Nigeria - 1.00%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	131,000	132,146	(1)

Oman - 0.45%
Oztel Holdings SPC, Ltd.	USD	6.63%	04/24/28	61,000	60,009	(1)

Peru - 3.22%
BBVA Banco Continental SA	USD	5.00%	08/26/22	31,000	32,071	(1)
Cia Minera Milpo SAA	USD	4.63%	03/28/23	87,000	86,348	(1)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	118,000	114,460	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	97,000	96,515	(1)
	USD	4.13%	08/16/27	105,000	98,406	(1)
					427,800

Philippines - 1.43%
Royal Capital BV	USD	4.88%	Perpetual	200,000	190,250	(2)

Russia - 1.43%
VEON Holdings BV	USD	4.95%	06/16/24	200,000	190,000	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Saudi Arabia - 1.24%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	167,000	$164,704	(1)

Singapore - 1.51%
United Overseas Bank, Ltd.	USD	3.75%	09/19/24	200,000	199,717

South Africa - 0.77%
Myriad International Holdings BV	USD	5.50%	07/21/25	99,000	102,465	(1)

South Korea - 1.02%
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	141,000	134,798	(3)

Thailand - 3.11%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	410,000	411,999	(1)(2)

Turkey - 2.54%
Akbank Turk AS:
	USD	5.00%	10/24/22	40,000	32,500	(1)
	USD	6.80%	04/27/28	200,000	120,000	(3)(5)
	USD	6.80%	04/27/28	21,000	12,600	(1)(5)
Turkiye Garanti Bankasi AS:
	USD	5.25%	09/13/22	56,000	46,480	(1)
	USD	6.13%	05/24/27	35,000	23,100	(1)
Turkiye Is Bankasi AS	USD	5.00%	04/30/20	129,000	102,232	(1)
					336,912

Ukraine - 5.64%
Metinvest BV	USD	7.75%	04/23/23	367,000	347,732	(1)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	200,000	199,750	(3)(6)
Ukraine Railways Via Shortline PLC	USD	9.88%	09/15/21	200,000	201,219	(3)
					748,701

United Arab Emirates - 2.54%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	27,000	25,852	(1)
	USD	4.60%	11/02/47	85,000	82,822	(1)
MAF Global Securities, Ltd.	USD	5.50%	Perpetual	239,000	228,843	(2)
					337,517

TOTAL CORPORATE BONDS					11,878,660
(Cost $12,382,215)

SHORT TERM INVESTMENTS - 7.35%
Money Market Mutual Funds - 7.35%
State Street Institutional Liquid Reserves Fund – Institutional Class (7-Day Yield)	USD	2.09%	N/A	975,605	975,702

TOTAL SHORT TERM INVESTMENTS					975,702
(Cost $975,659)

Total Investments - 97.98%					13,000,862
(Cost $13,565,060)
Other Assets In Excess of Liabilities - 2.02%					268,141

Net Assets - 100.00%					$13,269,003

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,710,665, which represents approximately 58.11% of net assets as of August 31, 2018.
(2)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2018, the aggregate market value of those securities was $1,752,218, which represents approximately 13.21% of net assets.
(4)	Payment-in-kind securities.
(5)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(6)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2018.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments

August 31, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 39.77%
Aerospace/Defense - 0.67%
Northrop Grumman Corp.:
	USD	2.93%	01/15/25	25,000	$23,844
	USD	4.03%	10/15/47	50,000	46,922
					70,766

Automotive - 1.86%
Ford Motor Credit Co. LLC, Series GMTN	USD	4.39%	01/08/26	75,000	71,191
General Motors Financial Co. Inc.	USD	4.35%	04/09/25	50,000	49,444
Hyundai Capital America:
	USD	2.55%	02/06/19	50,000	49,918	(1)
	USD	3.25%	09/20/22	25,000	24,445	(1)
					194,998

Banking - 8.96%
Bank of America Corp.:
	USD	3M US L + 0.37%	01/23/22	100,000	98,502	(2)
Series L	USD	3.95%	04/21/25	25,000	24,618
Capital One Financial Corp.	USD	3.75%	03/09/27	75,000	71,667
Citigroup, Inc.	USD	4.40%	06/10/25	125,000	125,360
Credit Suisse Group AG	USD	3.57%	01/09/23	50,000	49,373	(1)
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	47,241
Goldman Sachs Group, Inc.	USD	3M US L + 0.99%	07/24/23	100,000	97,153	(2)
HSBC Holdings PLC	USD	3.95%	05/18/24	50,000	50,116
Intesa Sanpaolo SpA	USD	3.88%	07/14/27	125,000	107,521	(1)
JPMorgan Chase & Co.	USD	3.88%	09/10/24	50,000	49,714
Mitsubishi UFJ Financial Group, Inc.	USD	3.54%	07/26/21	75,000	75,321
Morgan Stanley, Series MTN	USD	4.10%	05/22/23	50,000	50,442
Synovus Financial Corp.	USD	3.13%	11/01/22	25,000	23,969
UBS Group Funding Switzerland AG	USD	2.65%	02/01/22	75,000	72,820	(1)
					943,817

Building Products - 0.43%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	45,568

Construction Machinery - 0.46%
John Deere Capital Corp., Series MTN	USD	2.15%	09/08/22	50,000	48,181

Drillers/Services - 0.25%
Halliburton Co.	USD	5.00%	11/15/45	25,000	26,674

Electric - 3.08%
Berkshire Hathaway Energy Co.	USD	4.45%	01/15/49	75,000	75,863	(1)
DTE Energy Co., Series C	USD	3.50%	06/01/24	50,000	49,293
Enel Finance International NV	USD	2.88%	05/25/22	50,000	48,124	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Electric(continued)
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	$51,264
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	50,000	51,469
NSTAR Electric Co.	USD	3.20%	05/15/27	25,000	24,243
South Carolina Electric & Gas Co.	USD	4.10%	06/15/46	25,000	23,253
					323,509

Exploration & Production - 1.49%
Anadarko Petroleum Corp.	USD	6.45%	09/15/36	50,000	58,155
Apache Corp.	USD	5.10%	09/01/40	50,000	49,953
Concho Resources, Inc.	USD	4.30%	08/15/28	50,000	50,087
					158,195

Food and Beverage - 1.25%
Dr Pepper Snapple Group, Inc.	USD	3.43%	06/15/27	60,000	56,093
Kraft Heinz Foods Co.	USD	4.88%	02/15/25	75,000	76,460	(1)
					132,553

Gas Distributors - 0.43%
Sempra Energy	USD	4.00%	02/01/48	50,000	45,456

Gas Pipelines - 2.66%
Boardwalk Pipelines LP	USD	4.95%	12/15/24	50,000	51,108
Dominion Energy, Inc.	USD	2.58%	07/01/20	50,000	49,335
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	51,239
Magellan Midstream Partners LP	USD	5.00%	03/01/26	25,000	26,611
Sabine Pass Liquefaction LLC	USD	5.88%	06/30/26	50,000	54,141
Western Gas Partners LP	USD	5.45%	04/01/44	50,000	48,763
					281,197

Healthcare - 0.91%
Cardinal Health, Inc.	USD	3.41%	06/15/27	50,000	46,133
CVS Health Corp.:
	USD	4.10%	03/25/25	25,000	25,064
	USD	4.30%	03/25/28	25,000	24,860
					96,057

Leisure - 0.47%
Royal Caribbean Cruises, Ltd.	USD	2.65%	11/28/20	50,000	49,180

Life Insurance - 0.91%
American International Group, Inc.	USD	3.88%	01/15/35	50,000	45,488
Nippon Life Insurance Co.	USD	5.10%	10/16/44	50,000	51,099	(1)
					96,587

Media Cable - 1.12%
Charter Communications Operating LLC / Charter Communications Operating Capital, Series WI	USD	5.38%	05/01/47	75,000	70,201
Cox Communications, Inc.	USD	3.50%	08/15/27	50,000	47,284	(1)
					117,485

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Media Other - 0.93%
Interpublic Group of Cos., Inc.	USD	3.75%	02/15/23	50,000	$49,318
Omnicom Group, Inc.	USD	3.65%	11/01/24	50,000	48,943
					98,261

Metals/Mining/Steel - 0.71%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	46,151	(1)
Newmont Mining Corp.	USD	6.25%	10/01/39	25,000	28,518
					74,669

Non Captive Finance - 1.83%
Air Lease Corp.	USD	3.63%	12/01/27	100,000	93,165
Discover Bank, Series BKNT	USD	4.25%	03/13/26	50,000	49,711
GATX Corp.	USD	4.55%	11/07/28	50,000	50,416
					193,292

Pharmaceuticals - 1.38%
Allergan PLC	USD	4.55%	03/15/35	25,000	24,582
Gilead Sciences, Inc.	USD	4.50%	02/01/45	50,000	50,139
Teva Pharmaceutical Finance Netherlands III BV	USD	2.20%	07/21/21	75,000	70,176
					144,897

Real Estate Investment Trust (REITs) - 2.37%
American Homes 4 Rent LP	USD	4.25%	02/15/28	50,000	48,514
DDR Corp.	USD	4.25%	02/01/26	50,000	49,430
Digital Realty Trust LP	USD	4.75%	10/01/25	50,000	51,859
Kimco Realty Corp.	USD	3.20%	05/01/21	50,000	49,671
Welltower, Inc.	USD	3.95%	09/01/23	50,000	50,407
					249,881

Refining - 0.46%
Andeavor	USD	3.80%	04/01/28	50,000	48,264

Restaurants - 0.48%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	50,194

Retail Food/Drug - 0.22%
Kroger Co.	USD	4.45%	02/01/47	25,000	23,342

Retail Non Food/Drug - 1.38%
Alibaba Group Holding, Ltd.	USD	4.00%	12/06/37	50,000	46,881
Amazon.com, Inc.	USD	4.05%	08/22/47	50,000	49,531
Dollar Tree, Inc.	USD	3.70%	05/15/23	50,000	49,680
					146,092

Technology - 2.52%
Baidu, Inc.	USD	3.88%	09/29/23	50,000	49,967
Broadcom Corp. / Broadcom Cayman Finance, Ltd.	USD	3.63%	01/15/24	50,000	48,463
Microsoft Corp.	USD	3.45%	08/08/36	50,000	47,768
Oracle Corp.	USD	3.85%	07/15/36	25,000	24,317

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Technology (continued)
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	$47,540	(1)
Xilinx, Inc.	USD	2.95%	06/01/24	50,000	48,034
					266,089

Transportation Non Air/Rail - 0.45%
FedEx Corp.	USD	4.40%	01/15/47	50,000	47,537

Wireless - 1.16%
Crown Castle International Corp.	USD	3.20%	09/01/24	50,000	47,800
Vodafone Group PLC	USD	5.00%	05/30/38	75,000	74,855
					122,655

Wirelines - 0.93%
TELUS Corp.	USD	4.60%	11/16/48	50,000	49,710
Verizon Communications, Inc.	USD	3.38%	02/15/25	50,000	48,736
					98,446

TOTAL CORPORATE BONDS					4,193,842
(Cost $4,287,335)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 13.37%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	25,000	25,536	(1)
Fannie Mae Pool:
Series 2009	USD	5.00%	02/01/23	128,625	136,102
Series 2016	USD	12M US L + 1.55%	09/01/46	164,683	164,554	(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	27,846	27,060	(1)(2)
Ford Credit Auto Owner Trust, Series 2018-1	USD	3.19%	01/15/25	25,000	24,605	(1)
Freddie Mac Non Gold Pool:
Series 2012	USD	12M US L + 1.65%	12/01/42	118,069	118,580	(2)
Series 2015	USD	12M US L + 1.63%	07/01/45	81,629	80,963	(2)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	63,699	61,324
Series 2016-SC01	USD	3.50%	07/25/46	96,890	95,154
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	1M US L + 1.30%	12/15/34	14,336	14,345	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	75,000	75,190
Series 2007-LDPX	USD	5.46%	01/15/49	7,459	7,482	(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	99,405	(1)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	90,019	88,909	(1)(3)
Progress Residential Trust, Series 2016-SFR1	USD	1M US L + 1.50%	09/17/18	49,409	49,491	(1)(2)
RBSSP Resecuritization Trust:
Series 2012-6	USD	1M US L + 0.34%	11/26/35	30,460	30,441	(1)(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Series 2012-6	USD	1M US L + 0.33%	01/26/36	17,574	$17,353	(1)(2)
Series 2012-6	USD	1M US L + 0.23%	08/26/36	12,493	12,515	(1)(2)
TAL Advantage V LLC, Series 2013-2A	USD	3.55%	11/20/23	26,250	26,057	(1)
Towd Point Mortgage Trust:
Series 2016-3	USD	2.25%	04/25/56	83,094	81,510	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	34,738	34,022	(1)(2)
TRU Trust, Series 2016-TOYS	USD	1M US L + 2.25%	11/15/19	90,706	90,746	(1)(2)
VOLT LIV LLC, Series 2018-NPL1	USD	3.75%	04/25/48	48,667	48,703	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,410,047
(Cost $1,422,340)

U.S. TREASURY BONDS/NOTES - 24.60%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	49,514
	USD	2.50%	02/15/46	225,000	202,922
U.S. Treasury Notes:
	USD	0.75%	02/15/19	175,000	173,838
	USD	1.38%	09/30/20	425,000	414,209
	USD	2.00%	11/15/21	625,000	611,475
	USD	2.63%	02/28/23	325,000	323,451
	USD	2.75%	02/15/24	250,000	249,756
	USD	2.00%	08/15/25	600,000	568,980

TOTAL U.S. TREASURY BONDS/NOTES					2,594,145
(Cost $2,684,329)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 20.80%
FGLMC TBA:
	USD	3.00%	09/13/18	100,000	96,678	(4)
	USD	3.50%	09/13/18	425,000	422,509	(4)
	USD	4.00%	09/13/18	200,000	203,657	(4)
	USD	4.50%	09/13/18	225,000	233,780	(4)
FNMA TBA:
	USD	3.00%	09/13/18	350,000	338,457	(4)
	USD	3.50%	09/13/18	450,000	447,273	(4)
	USD	3.50%	09/13/18	50,000	50,532	(4)
	USD	4.00%	09/13/18	200,000	203,612	(4)
	USD	3.00%	09/17/18	100,000	99,377	(4)
	USD	2.50%	09/18/18	100,000	97,241	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,193,116
(Cost $2,188,057)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 0.61%
Money Market Mutual Funds - 0.61%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.09%	N/A	63,649	$63,655

TOTAL SHORT TERM INVESTMENTS					63,655
(Cost $63,617)

Total Investments - 99.15%					10,454,805
(Cost $10,645,678)
Other Assets in Excess of Liabilities - 0.85%					89,985

Net Assets - 100.00%					$10,544,790

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of August 31, 2018 was 2.11%

3M US L - 3 Month LIBOR as of August 31, 2018 was 2.32%

12M US L - 12 Month LIBOR as of August 31, 2018 was 2.84%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,367,296, which represents approximately 12.97% of net assets as of August 31, 2018.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2018.
(4)	Investment purchased on a delayed delivery basis.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments

 August 31, 2018 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS (Institutional Shares) - 97.53%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	188,282	$1,602,281	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	669,359	6,325,443	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,225,361	9,753,874	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,053,407	10,534,069	(1)
Stone Harbor Local Markets Fund	USD	N/A	385,963	3,014,371	(1)
				31,230,038

TOTAL OPEN-END FUNDS (Institutional Shares)				31,230,038
(Cost $33,082,162)

SHORT TERM INVESTMENTS - 0.49%
Money Market Mutual Funds - 0.49%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.09%	155,830	155,846

TOTAL SHORT TERM INVESTMENTS				155,846
(Cost $155,811)

Total Investments - 98.02%				31,385,884
(Cost $33,237,973)
Other Assets In Excess of Liabilities - 1.98%				633,058	(2)

Net Assets - 100.00%				$32,018,942

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
SGD	-	Singapore Dollar
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Includes cash which is being held as collateral for forward foreign currency contracts, futures contracts and credit default swap contracts.

See Notes to Quarterly Statement of Investments

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	EUR	272,600	Sale	09/10/18	$316,539	$2,914
J.P. Morgan Chase & Co.	GBP	73,600	Sale	09/10/18	95,438	1,404
J.P. Morgan Chase & Co.	MXN	3,090,000	Sale	09/17/18	161,424	1,874
J.P. Morgan Chase & Co.	MXN	3,090,000	Purchase	09/17/18	161,424	1,689
J.P. Morgan Chase & Co.	SGD	440,000	Purchase	09/17/18	320,623	284
						$8,165

J.P. Morgan Chase & Co.	EUR	570,000	Sale	09/05/18	$661,628	$(8,792)
J.P. Morgan Chase & Co.	EUR	570,000	Purchase	09/05/18	661,628	(7,993)
J.P. Morgan Chase & Co.	JPY	36,230,000	Purchase	09/04/18	326,073	(1,112)
J.P. Morgan Chase & Co.	JPY	36,230,000	Sale	09/04/18	326,073	(420)
						$(18,317)

**	The contracted amount is stated in the currency in which the contract is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/ (Depreciation)
Euro-Bund Future	Long	19	EUR	9/06/18	3,102,130	$50,560
US 5 Year Note Future	Long	26	USD	12/31/18	2,948,359	3,558
US Ultra T-Bond Future	Long	2	USD	12/19/18	318,625	774
						$54,892

Long Gilt Future	Long	10	GBP	12/27/18	1,223,300	$(784)
US 10 Year Note Future	Short	(26)	USD	12/19/18	(3,126,906)	(3,797)
						$(4,581)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2018(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
ITRX EUR XOVER S29 5Y(4)	Intercontinental Exchange	5.000%	EUR	06/20/2023	2.988%	650,000	$(65,612)	$77,535	$11,923
							$(65,612)	$77,535	$11,923

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2018(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
CDX.NA.HY.30(5)	Intercontinental Exchange	5.000%	USD	06/20/2023	3.273%	5,425,000	$(374,835)	$335,053	$(39,782)
							$(374,835)	$335,053	$(39,782)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 75 equally weighted CDS on the most liquid sub-investment grade European corporate entities.
(5)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments

August 31, 2018 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS (Institutional Shares) - 99.92%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,516,607	$14,331,941	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,797,014	14,034,681	(1)
				28,366,622

TOTAL OPEN-END FUNDS (Institutional Shares)				28,366,622
(Cost $28,089,373)

SHORT TERM INVESTMENTS - 0.07%
Money Market Mutual Funds - 0.07%
State Street Institutional Liquid Reserves Fund – Institutional Class (7-Day Yield)	USD	2.09%	20,332	20,334

TOTAL SHORT TERM INVESTMENTS				20,334
(Cost $20,334)

Total Investments - 99.99%				28,386,956
(Cost $28,109,707)
Other Assets In Excess of Liabilities - 0.01%				3,894

Net Assets - 100.00%				$28,390,850

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	EUR	154,370	Purchase	09/27/18	$179,479	$335
						$335

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor 500 Plus Fund	Statement of Investments

August 31, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
COLLATERALIZED LOAN OBLIGATIONS - 8.12%
LSTAR Securities Investment, Ltd.:
Series 2017-5R	USD	1M US L + 2.50%	05/04/19	125,000	$125,000	(1)(2)
Series 2017-9	USD	1M US L + 1.55%	12/01/19	93,054	93,141	(1)(2)

TOTAL COLLATERALIZED LOAN OBLIGATIONS					218,141
(Cost $218,109)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 78.18%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	45,000	45,964	(2)
Ashford Hospitality Trust, Series 2018-ASHF	USD	1M US L + 0.90%	04/15/20	46,518	46,852	(1)(2)
Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN7	USD	3.10%	09/28/32	7,187	7,204	(2)(3)
CGMS Commercial Mortgage Trust, Series 2017-MDRB	USD	1M US L + 1.10%	07/15/19	78,679	78,466	(1)(2)
CPS Auto Receivables Trust, Series 2018-B	USD	2.72%	12/16/19	38,545	38,517	(2)
DBGS 2018-5BP Mortgage Trust, Series 2018-5BP	USD	1M US L + 0.645%	06/15/20	100,000	99,662	(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	39,083	37,979	(1)(2)
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	1M US L + 1.30%	12/15/34	50,174	50,208	(1)(2)
GCAT LLC, Series 2017-5	USD	3.23%	07/25/47	16,436	16,419	(2)(3)
Hertz Fleet Lease Funding LP, Series 2017-1	USD	1M US L + 0.65%	04/10/31	22,204	22,236	(1)(2)
Hertz Vehicle Financing LLC, Series 2015-2A	USD	2.02%	09/25/18	100,000	99,949	(2)
Hilton Orlando Trust, Series 2018-ORL	USD	1M US L + 0.77%	12/15/24	25,000	25,027	(1)(2)
Hudsons Bay Simon JV Trust, Series 2015-HBFL	USD	1M US L + 2.55%	08/05/34	100,000	99,989	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	80,000	80,202
Series 2007-LDPX	USD	5.46%	01/15/49	13,426	13,469	(1)
Mill City Mortgage Loan Trust:
Series 2016-1	USD	2.50%	07/25/23	17,482	17,199	(1)(2)
Series 2017-1	USD	2.75%	11/25/58	70,915	69,898	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	99,405	(2)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	90,019	88,909	(2)(3)
Pretium Mortgage Credit Partners LLC, Series 2018-NPL2	USD	3.70%	03/27/33	89,022	88,606	(2)(3)
Progress Residential Trust, Series 2016-SFR1	USD	1M US L + 1.50%	09/17/18	39,527	39,593	(1)(2)
RBS Commercial Funding Trust, Series 2013-GSP	USD	3.96%	01/13/24	95,000	96,809	(1)(2)
RBSSP Resecuritization Trust, Series 2012-6	USD	1M US L + 0.33%	01/26/36	52,721	52,059	(1)(2)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
RCO V Mortgage LLC, Series 2018-1	USD	4.00%	05/25/23	48,334	$48,485	(2)(3)
Santander Drive Auto Receivables Trust, Series 2018-1	USD	4.37%	01/15/22	75,000	73,984	(2)
SLC Student Loan Trust, Series 2004-1	USD	3M US L + 0.16%	05/15/23	48,876	48,851	(1)
SLM Student Loan Trust, Series 2005-3	USD	3M US L + 0.09%	10/25/24	104,952	104,913	(1)
Springleaf Funding Trust, Series 2015-AA	USD	3.16%	05/15/19	36,473	36,488	(2)
TALL Mortgage Trust, Series 2018-TALL	USD	1M US L + 0.971%	03/15/20	100,000	100,119	(1)(2)
Towd Point Mortgage Trust:
Series 2016-2	USD	2.75%	12/25/24	17,163	16,884	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	13,849	13,585	(1)(2)
TRU Trust, Series 2016-TOYS	USD	1M US L + 2.25%	11/15/19	36,282	36,298	(1)(2)
VOLT LXI LLC, Series 2017-NPL8	USD	3.13%	06/25/20	50,349	50,090	(2)(3)
VOLT LXIV LLC, Series 2017-NP11	USD	3.38%	10/25/47	76,772	76,559	(2)(3)
VOLT LXV LLC, Series 2018-NPL1	USD	3.75%	04/25/48	97,333	97,407	(2)(3)
Wells Fargo Commercial Mortgage Trust, Series 2015-BXRP	USD	1M US L + 1.47%	11/15/29	80,343	80,369	(1)(2)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					2,098,653
(Cost $2,099,583)

SHORT TERM INVESTMENTS - 9.86%
Money Market Mutual Funds - 9.86%
State Street Institutional Liquid Reserves Fund – Institutional Class (7-Day Yield)	USD	2.09%	N/A	264,683	264,709

TOTAL SHORT TERM INVESTMENTS					264,709
(Cost $264,704)

Total Investments - 96.16%					2,581,503
(Cost $2,582,396)
Other Assets in Excess of Liabilities - 3.84%					102,983	(4)

Net Assets - 100.00%					$2,684,486

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of August 31, 2018 was 2.11%

3M US L - 3 Month LIBOR as of August 31, 2018 was 2.32%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,069,359, which represents approximately 77.09% of net assets as of August 31, 2018.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2018.

(4)	Includes cash which is being held as collateral for Futures Contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount**	Value and Unrealized Appreciation/ (Depreciation)
S&P 500® Mini Future	Long	18	USD	9/21/18	2,611,125	$122,560
						$122,560

US 10 Year Note Future	Short	(3)	USD	12/19/18	(360,797)	$(949)
						$(949)

**	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments

August 31, 2018 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The 500 Plus Fund’s investment objective is to maximize total return. The Fund seeks to exceed the total return of the S&P 500 Index by investing its net assets (plus any borrowings made for investment purposes), under normal market conditions, primarily in S&P 500 Index derivatives and various types of fixed income instruments. The Fund typically will seek to gain long exposure to the S&P 500 Index through the use of S&P 500 Index derivatives in an amount, under normal market circumstances, approximately equal to the Fund’s net assets in an attempt to equal or exceed, net of expenses, the daily performance of the S&P 500 Index. However, since S&P 500 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the Fund’s assets may be invested in fixed income instruments. The fixed income instruments will normally be actively managed with a view toward enhancing the Fund's total return, subject to overall portfolio duration which is typically not expected to exceed two years. Fixed income instruments will typically be rated at least investment grade by any of Moody’s Investor Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund, and the 500 Plus Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES and risk disclosures

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their Statement of Investments. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. Over the counter traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.
Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of August 31, 2018:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$858,265,866	$–	$858,265,866
Corporate Bonds
Indonesia	–	22,805,811	47	22,805,858
Other	–	196,753,336	–	196,753,336
Credit Linked Notes	–	–	5,739,476	5,739,476
Short Term Investments	64,992,298	–	–	64,992,298
Total	$64,992,298	$1,077,825,013	$5,739,523	$1,148,556,834

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,770,035	$–	$1,770,035
Liabilities
Forward Foreign Currency Contracts	–	(143,337)	–	(143,337)
Credit Default Swap Contracts	–	(1,407,246)	–	(1,407,246)
Total	$–	$219,452	$–	$219,452

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$78,910,257	$–	$78,910,257
Bank Loans	–	8,386,128	–	8,386,128
Common/Preferred Stocks	454,333	–	306,570	760,903
Warrants	1,255	–	33	1,288
Short Term Investments	4,117,249	–	–	4,117,249
Total	$4,572,837	$87,296,385	$306,603	$92,175,825

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$718,146,717	$–	$718,146,717
Corporate Bonds	–	72,423,407	–	72,423,407
Short Term Investments	55,824,287	–	–	55,824,287
Total	$55,824,287	$790,570,124	$–	$846,394,411

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,588,074	$–	$1,588,074
Cross Currency Swap Contracts	–	104,934	–	104,934
Liabilities
Forward Foreign Currency Contracts	–	(11,313,503)	–	(11,313,503)
Interest Rate Swap Contracts	–	(154,121)	–	(154,121)
Total	$–	$(9,774,616)	$–	$(9,774,616)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Sovereign Debt Obligations	$–	$146,500	$–	$146,500
Corporate Bonds	–	11,878,660	–	11,878,660
Short Term Investments	975,702	–	–	975,702
Total	$975,702	$12,025,160	$–	$13,000,862

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$–	$4,193,842	$–	$4,193,842
Asset Backed/Commercial Mortgage Backed Securities	–	1,410,047	–	1,410,047
U.S. Treasury Bonds/Notes	–	2,594,145	–	2,594,145
U.S. Government Agency Mortgage Backed Securities	–	2,193,116	–	2,193,116
Short Term Investments	63,655	–	–	63,655
Total	$63,655	$10,391,150	$–	$10,454,805

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$31,230,038	$–	$–	$31,230,038
Short Term Investments	155,846	–	–	155,846
Total	$31,385,884	$–	$–	$31,385,884

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$8,165	$–	$8,165
Futures Contracts	54,892	–	–	54,892
Credit Default Swap Contracts	–	11,923	–	11,923
Liabilities
Forward Foreign Currency Contracts	–	(18,317)	–	(18,317)
Futures Contracts	(4,581)	–	–	(4,581)
Credit Default Swap Contracts	–	(39,782)	–	(39,782)
Total	$50,311	$(38,011)	$–	$12,300

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$28,366,622	$–	$–	$28,366,622
Short Term Investments	20,334	–	–	20,334
Total	$28,386,956	$–	$–	$28,386,956

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$335	$–	$335
Total	$–	$335	$–	$335

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor 500 Plus Fund
Collateralized Loan Obligations	$–	$218,141	$–	$218,141
Asset Backed/Commercial Mortgage Backed Securities	–	2,098,653	–	2,098,653
Short Term Investments	264,709	–	–	264,709
Total	$264,709	$2,316,794	$–	$2,581,503

Other Financial Instruments**
Assets
Futures Contracts	$122,560	$–	$–	$122,560
Liabilities
Futures Contracts	(949)	–	–	(949)
Total	$121,611	$–	$–	$121,611

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

There were no transfers in or out of Levels 1 and 2 during the period ended August 31, 2018. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Security Name	Balance as of May 31, 2018	Accured Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of August 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at August 31, 2018
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$7,809,111	$-	$-	$(1,841)	$(163,270)	$-	$(7,644,000)	$-	$-	$-	$-
Corporate Bonds	50	-	-	-	(3)	-	-	-	-	47	(3)
Credit Linked Notes	6,717,433	36,454	-	(15,638)	(569,547)	-	(429,226)	-	-	5,739,476	(569,547)
	$14,526,594	$36,454	$-	$(17,479)	$(732,820)	$-	$(8,073,226)	$-	$-	$5,739,523	$(569,550)

Investments in Securities	Balance as of May 31, 2018	Accured Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of August 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at August 31, 2018
Stone Harbor High Yield Bond Fund
Warrants	$33	$-	$-	$-	$-	$-	$-	$-	$-	$33	$-
Rights	39,364	-	-	(59,802)	62,830	-	(42,392)	-	-	-	-
Common/Preferred Stocks	306,570	-	-	-	-	-	-	-	-	306,570	-
	$345,967	$-	$-	$(59,802)	$62,830	$-	$(42,392)	$-	$-	$306,603	$-

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of a Fund is included on the Statement of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the period ended August 31, 2018, the Funds did not borrow under the Credit Agreement. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on May 3, 2019.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts. Certain Funds engaged in currency transactions with counterparties during the period ended August 31, 2018 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended August 31, 2018 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended August 31, 2018. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended August 31, 2018 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds entered into interest rate swap agreements during the period ended August 31, 2018. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

4. Affiliated Companies

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended August 31, 2018 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Share Balance May 31, 2018	Purchases	Sales	Share Balance August 31, 2018	Market Value August 31, 2018	Dividend Income	Change in Unrealized Gain (Loss)	Realized Gain/ (Loss)
Stone Harbor Emerging Markets Corporate Debt Fund	93,806	99,441	(4,965)	188,282	$1,602,281	$22,281	($38,328)	($1,136)
Stone Harbor Emerging Markets Debt Fund	663,055	26,400	(20,096)	669,359	6,325,443	98,848	(339,904)	(13,567)
Stone Harbor High Yield Bond Fund	1,360,171	19,182	(153,992)	1,225,361	9,753,874	144,851	290,305	(219,544)
Stone Harbor Investment Grade Fund	1,086,575	5,236	(38,404)	1,053,407	10,534,069	52,409	(240)	(11,041)
Stone Harbor Local Markets Fund	380,064	17,745	(11,846)	385,963	3,014,371	-	(314,523)	(3,771)
	3,583,671	168,004	(229,303)	3,522,372	$31,230,038	$318,389	($402,690)	($249,059)

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Share Balance May 31, 2018	Purchases	Sales	Share Balance August 31, 2018	Market Value August 31, 2018	Dividend Income	Change in Unrealized Gain (Loss)	Realized Gain/ (Loss)
Stone Harbor Emerging Markets Debt Fund	1,375,270	163,901	(225,964)	1,516,607	$14,331,941	$223,634	($771,273)	($19,697)
Stone Harbor Lo cal Markets Fund	1,648,261	171,245	(22,492)	1,797,014	14,034,681	-	(1,438,341)	(13,013)
	3,023,531	335,146	(248,456)	3,313,621	$28,366,622	$223,634	($2,209,614)	($32,710)

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	October 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	October 30, 2018

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

October 30, 2018